================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 18, 2003


                        The Dun & Bradstreet Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                   1-15967              22-3725387
(State or other jurisdiction          (Commission          (I.R.S. Employer
of incorporation)                     File Number)         Identification No.)


     103 JFK Parkway, Short Hills, NJ                   07078
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (973) 921-5500

         (Former name or former address, if changed since last report.)


================================================================================

ITEM 9. REGULATION FD DISCLOSURE.

        The information in this Current Report is being furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

        On March 18, 2003, the Company filed with the Commission Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, Amendment No. 2 to its Quarterly Report on Form 10-Q for the period ended March 31, 2002, Amendment No. 1 to its Quarterly Report on Form 10-Q for the period ended June 30, 2002, and Amendment No. 1 to its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (collectively, the "Amendments"). Each Amendment was accompanied by the certifications of Allan Z. Loren, the Company's Chairman and Chief Executive Officer (chief executive officer), and Sara Mathew, the Company's Senior Vice President and Chief Financial Officer (chief financial officer), required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below.

          AMENDMENT NO. 1 TO ANNUAL REPORT ON FORM 10-K FOR THE FISCAL
                          YEAR ENDED DECEMBER 31, 2001

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Allan Z. Loren
--------------------------------------------
       Allan Z. Loren
       Chairman and Chief Executive Officer

March 18, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Sara Mathew
--------------------------------------------
       Sara Mathew
       Senior Vice President and Chief Financial Officer

March 18, 2003

         AMENDMENT NO. 2 TO QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD
                              ENDED MARCH 31, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Amendment No. 2 to its Quarterly Report on Form 10-Q for the period ended March 31, 2002 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Allan Z. Loren
--------------------------------------------
       Allan Z. Loren
       Chairman and Chief Executive Officer

March 18, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Amendment No. 2 to its Quarterly Report on Form 10-Q for the period ended March 31, 2002 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Sara Mathew
--------------------------------------------
       Sara Mathew
       Senior Vice President and Chief Financial Officer

March 18, 2003

         AMENDMENT NO. 1 TO QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD
                              ENDED JUNE 30, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Amendment No. 1 to its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Allan Z. Loren
--------------------------------------------
       Allan Z. Loren
       Chairman and Chief Executive Officer

March 18, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Amendment No. 1 to its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Sara Mathew
--------------------------------------------
       Sara Mathew
       Senior Vice President and Chief Financial Officer

March 18, 2003

         AMENDMENT NO. 1 TO QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD
                            ENDED SEPTEMBER 30, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Amendment No. 1 to its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Allan Z. Loren
--------------------------------------------
       Allan Z. Loren
       Chairman and Chief Executive Officer

March 18, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of The Dun & Bradstreet Corporation (the "Company") hereby certifies that the Company's Amendment No. 1 to its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Sara Mathew
--------------------------------------------
       Sara Mathew
       Senior Vice President and Chief Financial Officer

March 18, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE DUN & BRADSTREET CORPORATION


                                       By:   /s/ David J. Lewinter
                                          --------------------------------------
                                          Name: David J. Lewinter
                                          Title: Senior Vice President, General
                                                 Counsel & Corporate Secretary

DATE: March 18, 2003